Exhibit 99
                        Southcoast Financial Corporation
                                  News Release
         Southcoast Announces Second Quarter Earnings Per Share Increase

Mt. Pleasant, S.C., July 25, 2008 / PrimeNewswire / - Southcoast Financial Corporation (NASDAQ: SOCB), announced that it had unaudited pre-tax income of $1,918,000 and unaudited net income of $1,514,000, or unaudited net income of $.32 per basic share, for the six months ended June 30, 2008. This compares to unaudited pre-tax income of $2,565,000 and unaudited net income of $1,695,000, or unaudited net income of $0.30 per basic share for the six months ended June 30, 2007. The June 30, 2008 earnings per share are based on 4,691,867 basic average shares outstanding compared to 5,725,460 basic average shares outstanding for the six months ended June 30, 2007. This decrease in average shares is the result of the Company's ongoing program to repurchase and retire outstanding shares. Most recently the Company's Board of Directors authorized the repurchase of up to 484,527 shares, or 10% of the Company's outstanding shares, as of January 22, 2008. During the quarter the Company repurchased 115,221 shares for a total of $1,642,540.

Chairman and Chief Executive Officer, L. Wayne Pearson said, "While we experienced a drop in net income compared to the same period of 2007, we saw an improvement in earnings per share of two cents. We attribute this to our ongoing stock buyback initiative. Total assets of the Corporation increased to $537,292,000, up from $487,704,000 at June 30, 2007. As our branch network continues to mature, we look forward to continued asset growth and increased branch profitability," said Pearson.

For the quarter ending June 30, 2008, pre-tax income was $975,000 and net income was $770,000 or net income of $0.17 per basic share. This compares to pre-tax income of $1,290,000 and net income of $864,000, or net income of $0.15 per basic share, for the quarter ending June 30, 2007. The 2008 earnings per share are based on 4,665,247 basic average shares outstanding compared to 5,603,193 basic average shares outstanding for the quarter ending June 30, 2007.

Total assets as of June 30, 2008 were $537.3 million compared to $500.9 million as of December 31, 2007, an increase of 10.2%. Loans, excluding loans held for sale, increased to $397.3 million, up 6.7% from $378.4 million as of December

31, 2007. Deposits during the same period increased 9.6% to $375.7 million. As of June 30, 2008, the ratio of nonperforming assets to total assets was 1.19% and the allowance for loan losses as a percentage of loans was 1.25%.

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Southcoast Financial Corporation's common stock is traded on the NASDAQ Global Market under the symbol SOCB.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give our expectations or forecasts of future events. Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties, including those identified in our reports filed with the SEC. Many such factors will be important in determining our actual future results. Consequently, no forward-looking statements can be guaranteed. Our actual results may vary materially, and there are no guarantees about the performance of our stock. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future results or otherwise. You are advised, however, to consult any future disclosures we make on related subjects in our reports filed with the SEC.




SOURCE   Southcoast Financial Corporation
/ Contact William C. Heslop, Senior Vice President and
  Chief Financial Officer, (843) 216-3019


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
                                                                                 Southcoast Financial Corporation
                                                                                    Consolidated Balance Sheets

                                                                 June 30       June 30      December 31    December 31   December 31
                                                                  2008           2007           2007         2006            2005
                                                                  ----           ----           ----         ----            ----
                                                              (Unaudited)    (Unaudited)     (Audited)     (Audited)       (Audited)
Assets
Cash and due from banks ...................................    $ 12,187       $  8,816       $  7,033       $  7,008       $ 14,378
Federal Funds sold ........................................         801          1,162          3,774         31,204         16,964
Investments ...............................................      76,944         59,785         62,609         46,460         35,203
Loans held for sale .......................................         323            347            384            140          9,275
Loans .....................................................     397,339        372,340        378,414        367,611        375,926
Less: Allowance for loan losses ...........................       4,947          4,315          4,297          4,364          4,270
                                                               --------       --------       --------       --------       --------
Net loans .................................................     392,392        368,025        374,117        363,247        371,656
Fixed assets ..............................................      26,593         25,653         26,735         25,126         19,898
Other assets ..............................................      28,052         23,916         26,200          8,671          9,225
                                                               --------       --------       --------       --------       --------
    Total Assets ..........................................    $537,292       $487,704       $500,852       $481,856       $476,599
                                                               ========       ========       ========       ========       ========
Liabilities & Shareholders' Equity
Deposits:
 Non-interest bearing .....................................      31,509         36,625       $ 32,607       $ 34,694       $ 38,754
 Interest bearing .........................................     344,217        272,027        310,148        276,199        272,800
                                                               --------       --------       --------       --------       --------
  Total deposits ..........................................     375,726        308,652        342,755        310,893        311,554
Other borrowings ..........................................      90,284         85,924         81,230         67,841         67,000
Other liabilities .........................................       3,400          2,528          3,816          2,664          3,075
Junior subordinated debentures ............................      10,310         21,655         10,310         21,655         21,655
                                                               --------       --------       --------       --------       --------
   Total liabilities ......................................     479,720        418,759        438,111        403,053        403,284

Shareholders' Equity
 Common Stock .............................................      54,491         68,635         60,157         75,316         70,268
 Retained Earnings and Accumulated Other
    Comprehensive Income or loss ..........................       3,081            310          2,584          3,487          3,047

                                                               --------       --------       --------       --------       --------
   Total shareholders' equity .............................      57,572         68,945         62,741         78,803         73,315
                                                               --------       --------       --------       --------       --------
   Total Liabilities and
     Shareholders' equity .................................    $537,292       $487,704       $500,852       $481,856       $476,599
                                                               ========       ========       ========       ========       ========

Book Value Per Share ......................................    $  12.50       $  12.59       $  12.52       $  14.41       $  14.80
Reserve to Loans Ratio ....................................        1.25%          1.16%          1.14%          1.19%          1.14%


                                                                                Southcoast Financial Corporation
                                                                                 Consolidated Income Statements
                                                                        (Dollars in thousands, except earnings per share)

                                                                        Six Months  Ended                   Three Months  Ended
                                                                  June 30,           June 30,           June 30,            June 30,
                                                                    2008               2007               2008               2007
                                                                    ----               ----               ----               ----
                                                                (Unaudited)         (Unaudited)        (Unaudited)       (Unaudited)
Interest Income
 Interest and fees on loans ............................         $   13,803         $   14,223         $    6,969         $    7,249
 Interest on investments ...............................              1,734              1,206                916                604
 Interest on Fed funds sold ............................                 19                297                  7                 80
                                                                 ----------         ----------         ----------         ----------
   Total interest income ...............................             15,556             15,726              7,892              7,933

Interest expense .......................................              8,013              8,361              3,802              4,209
                                                                 ----------         ----------         ----------         ----------
   Net interest income .................................              7,543              7,365              4,090              3,724
Provision for loan losses ..............................              1,110                  0                729                  0
                                                                 ----------         ----------         ----------         ----------
   Net interest income after provision .................              6,433              7,365              3,361              3,724

Noninterest income .....................................              1,508              1,164                714                561
                                                                 ----------         ----------         ----------         ----------
   Total operating income ..............................              7,941              8,529              4,075              4,285

Noninterest expense
 Salaries and benefits .................................              3,436              3,423              1,713              1,695
 Occupancy and equipment ...............................              1,166              1,105                591                560
 Other expenses ........................................              1,421              1,436                796                740
                                                                 ----------         ----------         ----------         ----------

   Total noninterest expense ...........................              6,023              5,964              3,100              2,995

Income before taxes ....................................              1,918              2,565                975              1,290

Income tax expense .....................................                404                870                205                426
                                                                 ----------         ----------         ----------         ----------
Net income .............................................         $    1,514         $    1,695         $      770         $      864
                                                                 ==========         ==========         ==========         ==========
Basic net income per share .............................         $     0.32         $     0.30         $     0.17         $     0.15

Diluted net income per share ...........................         $     0.32         $     0.30         $     0.17         $     0.15

Average number of shares
    Basic ..............................................          4,691,867          5,725,460          4,665,247          5,603,193
    Diluted ............................................          4,692,028          5,731,162          4,665,696          5,609,052

Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(Dollars in thousands, except earnings per share)


                                              Six Months Ended         Ended       Ended        Ended          Ended        Ended
                                          June 2008     June 2007    Dec. 2007   Dec. 2006    Dec. 2005      Dec. 2004     Dec. 2003
                                          ---------     ---------    ---------   ---------    ---------      ---------     ---------
                                                 (Unaudited)
INCOME STATEMENT DATA
   Net interest income .............  $    7,543    $    7,365    $   14,354   $   16,145    $   13,914    $   10,692    $    7,858
   Provision for loan losses .......       1,110             -             0          723           865         1,146           735
   Noninterest income ..............       1,508         1,164         2,554        3,837         2,725         2,700         1,711
   Noninterest expenses ............       6,023         5,964        11,999       11,542         9,243         7,966         6,171
   Net income ......................       1,514         1,695         3,429        4,839         4,189         2,982         1,704

PER SHARE DATA *
 Net income per share
    Basic ..........................  $     0.32    $     0.30    $     0.63   $     0.81    $     0.97    $     0.76    $     0.69
    Diluted ........................  $     0.32    $     0.30    $     0.63   $     0.80    $     0.97    $     0.75    $     0.67

BALANCE SHEET DATA
  Total assets .....................  $  537,292    $  487,704    $  500,852   $  481,856    $  476,599    $  366,102    $  253,217
  Total deposits ...................     375,726       308,652       342,755      310,893       311,554       258,153       166,213
  Total loans (net) ................     392,392       368,025       374,117      363,246       371,656       293,207       199,732
  Investment securities ............      76,944        59,785        62,609       46,461        35,203        24,831        22,049
  Total earning assets .............     472,436       433,116       443,200      445,119       440,942       344,482       238,009
  Other borrowings .................      90,284        75,500        81,230       67,841        67,000        58,000        41,100
  Junior subordinated debentures ...      10,310        21,655        10,310       21,655        21,655        11,345        11,345
  Shareholders' equity .............      57,572        68,945        62,741       78,803        73,315        36,571        33,410

Average shares outstanding
  Basic ............................   4,691,867     5,725,460     5,419,474    6,007,137     4,335,319     3,945,175     2,471,038
  Diluted ..........................   4,692,028     5,731,162     5,423,915    6,012,445     4,340,470     4,001,380     2,529,742

Key ratios **
  Return on assets .................        0.59%         0.72%         0.71%        1.00%         1.04%         0.98%         0.79%
  Return on equity .................        5.04%         4.63%         4.96%        6.22%         9.28%         8.56%        10.43%
  Equity to asset ratio ............       10.72%        14.14%        12.53%       16.35%        15.38%         9.99%        13.19%
  Non-performing assets to assets***        1.19%         0.38%         0.91%        0.18%         0.11%         0.27%         0.04%
  Reserve to loans .................        1.25%         1.16%         1.14%        1.19%         1.14%         1.15%         1.18%
  Net interest margin ..............        3.43%         3.48%         3.40%        3.64%         3.69%         3.78%         3.90%

  Employees ........................         109           118           114          110            91            77            68
  # of accounts ....................      12,776        11,516        11,737       10,778        10,728         9,391         7,814
  # of offices open ................          10            10            10            8             8             7             5
  # of offices under construction ..           0             0             0            2             1             0             2
  # of office sites purchased ......           3             2             0            2             0             2             1
  ATM stand alone ..................           1             1             1            1             1             1             0

* Per share data has been adjusted for 10% stock dividends in 2007, 2006, 2005, and 2004.
**   Ratios for six months are annualized
*** Non-performing assets include nonaccruing loans and other real estate owned.